                                                                   EXHIBIT 10.63


                     AMENDED AND RESTATED CREDIT AGREEMENT



         AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 1, 2000 to the Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement") among WILLIAMS COMMUNICATIONS, INC. (the "Borrower"), WILLIAMS COMMUNICATIONS GROUP, INC., as Guarantor, the LENDERS party thereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), THE CHASE MANHATTAN BANK, as Syndication Agent, and BANK OF MONTREAL and THE BANK OF NEW YORK, as Co-Documentation Agents.

                                  WITNESSETH:

         WHEREAS, the parties hereto have entered into the Credit Agreement and now desire to amend the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment and Restatement becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amended Definitions. Section 1.01(a) of the Credit Agreement is hereby amended

         (a) by amending the definitions of "Mark-to-Market Valuation", "Permitted Specified Security Hedging Transactions", "Senior Debt", "Specified Security" and "Total Debt" set forth therein to read in their entirety as follows:


               "`Mark-to-Market Valuation' means, at any date with respect to any Hedging Agreement or Permitted Specified Security Hedging Transaction, all net obligations under such Hedging Agreement or Permitted Specified Security Hedging Transaction in an amount equal to
          (i) if such Hedging Agreement or Permitted Specified Security Hedging Transaction has been closed out, the termination value thereof or (ii) if such Hedging Agreement or Permitted Specified Security Hedging Transaction has not been closed out, the mark-to-market value thereof determined on the basis of readily available quotations provided by any recognized dealer in Hedging Agreements or other transactions similar to such Hedging Agreement or Permitted Specified Security Hedging Transaction."

         "`Permitted Specified Security Hedging Transactions' means options, collars, forwards and other similar transactions (including, without limitation, prepaid forward transactions, collar/loan transactions and other similar transactions) with respect to any Specified Security entered into by the Borrower or any of its Subsidiaries to monetize the value of and/or hedge against changes in the market price of such Specified Security."

         "`Senior Debt' means, at any date, without duplication, all Indebtedness (other than Qualifying Borrower Indebtedness permitted under
Section 6.01(p)) of the Borrower and the other Restricted Subsidiaries that are subsidiaries of the Borrower, determined on a consolidated basis at such date and the ADP Outstandings at such date; provided that, for purposes of this definition, (i) Indebtedness in respect of Hedging Agreements shall be equal to
(A) the aggregate net Mark-to-Market Valuation of all Hedging Agreements of the Borrower and the Restricted Subsidiaries that are subsidiaries of the Borrower then outstanding, to the extent that such aggregate net Mark-to-Market Valuation constitutes a net obligation of the Borrower and such Restricted Subsidiaries and (B) zero, if such aggregate net Mark-to-Market Valuation does not constitute such a net obligation and (ii) Indebtedness in respect of Permitted Specified Security Hedging Transactions shall be equal to (A) an amount equal to the Mark-to-Market Valuation of such Permitted Specified Security Hedging Transaction less the fair market value of the Specified Securities and related contract rights securing such Permitted Specified Security Hedging Transaction, if such amount is greater than zero and (B) zero, if such amount is not greater than zero."



         "`Specified Security' means publicly traded equity securities of actual or prospective customers or vendors of the Borrower and its subsidiaries acquired by the Borrower and its subsidiaries in connection with (or pursuant to warrants, options or rights acquired in connection with) actual or prospective commercial agreements with such customers or vendors; provided that securities of the Borrower or any of its subsidiaries or Affiliates shall not constitute Specified Securities."

         "`Total Debt' means, at any date, without duplication, the sum of all Indebtedness of Holdings and the Restricted Subsidiaries, determined on a consolidated basis at such date, and the ADP Outstandings at such date, provided that, for purposes of this definition, (i) Indebtedness in respect of Hedging Agreements shall be equal to (A) the aggregate net Mark-to-Market Valuation of all Hedging Agreements of Holdings and the Restricted Subsidiaries then outstanding, to the extent that such aggregate net Mark-to-Market Valuation constitutes a net obligation of the Borrower and such Restricted Subsidiaries and (B) zero, if such aggregate net Mark-to-Market Valuation does not constitute such a net obligation and (ii) Indebtedness in respect of Permitted Specified Security Hedging Transactions shall be equal to (A) an amount equal to the Market-to-Market Valuation of such Permitted Specified Security Hedging Transaction less the fair market value of the Specified Securities and related contract rights securing such Permitted Specified Security Hedging Transaction, if such amount is greater than zero and (B) zero, if such amount is not greater than zero.";

         (b) by amending the definition of "Contributed Capital" set forth therein by deleting the words "Total Debt" in clause (i) thereof and substituting the words "Total Net Debt" therefor;

         (c) by amending the definition of "Total Debt to Contributed Capital Ratio" by replacing the words "Total Debt" with the words "Total Net Debt" throughout;

         (d) by amending the definition of "Indebtedness" set forth therein by adding, at the end of the first sentence thereof, the phrase "or Permitted Specified Security Hedging Transactions"; and

         (e) by amending the definition of "Material Indebtedness" by inserting the words "or Permitted Specified Security Hedging Transaction" immediately following the words "Hedging Agreement" in the fifth and eighth lines thereof.


         SECTION 3. Additional Subsidiaries. Section 5.13 of the Credit Agreement is hereby amended by replacing the words "five" in the eighth line thereof with the word "ten".

         SECTION 4. Investments. Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (q) thereof, (ii) redesignating clause (r) as clause (s) and (iii) inserting a new clause (r) to read in its entirety as follows:

               "(r) Permitted Specified Security Hedging Transactions; and"

         SECTION 5. Material Documents. Section 6.13 of the Credit Agreement is hereby amended by adding the following parenthetical after the words "organizational documents" in the fifth line thereof: "(except for the filing of a Certificate of Designation with the Secretary of State of Delaware relating to the issuance of preferred securities that are Qualifying Equity Interests of such Person, to the extent provided for in its certificate of incorporation, by-laws or other organizational documents)"

         SECTION 6. Amendment to Certain Financial Covenants . (a) The table set forth in Section 6.08 of the Credit Agreement is hereby amended to read in its entirety as follows:


                      "Fiscal Year            Amount
                      ------------            ------

                          1999           $2,500,000,000


                          2000           $2,750,000,000


                          2001           $2,750,000,000


                          2002           $1,250,000,000


                          2003           $1,500,000,000


                          2004           $2,500,000,000


                          2005           $2,500,000,000


                          2006           $2,800,000,000"

         (b) Section 6.15 of the Credit Agreement is hereby amended by replacing the words "Total Debt" with the words "Total Net Debt" throughout.


         (c) The table set forth in Section 6.16 of the Credit Agreement is hereby amended to read in its entirety as follows:


                    "Period               Amount
                    -------               ------

               October 1, 1999 -      $          0
               December 31, 1999


               January 1, 2000 -      $          0
               March 31, 2000


               April 1, 2000 -        $          0
               June 30, 2000


               July 1, 2000 -         $ 40,000,000
               September 30, 2000


               October 1, 2000 -      $120,000,000
               December 31, 2000


               January 1, 2001-       $215,000,000
               March 31, 2001


               April 1, 2001-         $300,000,000
               June 30, 2001


         (d) The table set forth in Section 6.17(a) of the Credit Agreement is hereby amended to read in its entirety as follows:



                    "Period               Total Leverage Ratio
                    -------               --------------------

               December 31, 2000-              18.00:1.00
               March 30, 2001


               March 31, 2001-                 15.00:1.00
               June 29, 2001


               June 30, 2001-                  12.00:1.00
               December 30, 2001


               December 31, 2001-              11.00:1.00
               June 29, 2002


               June 30, 2002-                   9.00:1.00
               December 30, 2002


               December 31, 2002-               7.00:1.00
               December 30, 2003


               December 31, 2003-               4.00:1.00"
               and thereafter

         SECTION 7. Intercreditor Agreement. Section 4.07 of the Intercreditor Agreement is hereby amended in its entirety to read as follows:

                    "Intercompany Note Not to be Transferred. Unless and until all Obligations shall have been paid in full, the Commitments shall have been terminated and all Letters of Credit shall have expired or been terminated, the Parent will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of the Intercompany Note, or enter into any transaction having the economic effect of any of the foregoing, and any such attempted sale, transfer, assignment, pledge, hypothecation or other disposition or transaction shall be null and void; provided that the Parent may transfer the Intercompany Note to a trust or other entity (i) all of the voting interests in which are owned, directly or indirectly, by the Parent, (ii) the activities of which trust or other entity are limited to the acquisition of the Intercompany Note, the issuance and sale of pass-through certificates or other securities and the entry into, and performance under, agreements and other arrangements in respect thereof and (iii) that shall have assumed all of the obligations of the Parent in respect of the Intercompany Note set forth in
               Article 4 of this Agreement pursuant to documentation reasonably satisfactory to the Agents; provided further that the Parent shall not thereby be relieved of its other obligations under this Agreement."

         SECTION 8. Representations of Borrower. The Borrower represents and warrants that, as of the Amendment and Restatement Effective Date, both before and after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true and correct and (ii) no Default has occurred and is continuing.



         SECTION 9. Amendment Fee. On or prior to the seventh Business Day following the Signature Receipt Date (as defined below), the Borrower shall pay the Administrative Agent, for the ratable accounts of the Lenders who shall have executed and delivered a counterpart hereof (or other written confirmation in form satisfactory to the Administrative Agent that such Lender has signed a counterpart hereof) to the Administrative Agent on or prior to September 1, 2000, an amendment fee in an amount equal to 0.15% of the aggregate Commitments of such Lenders.

         SECTION 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 11. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 12. Effectiveness. (a) This Amendment and Restatement shall become effective on and as of the date hereof (the "Amendment and Restatement Effective Date") on the date that the Administrative Agent shall have received (the "Signature Receipt Date") from each of the Loan Parties and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.

                                        WILLIAMS COMMUNICATIONS, INC.


                                        By: /s/ Howard S. Kalika
                                           -------------------------------------
                                           Title: Treasurer



                                        WILLIAMS COMMUNICATIONS GROUP, INC.


                                        By: /s/ Howard S. Kalika
                                           -------------------------------------
                                           Title: Treasurer



                                        BANK OF AMERICA, N.A.


                                        By: /s/ Pamela S. Kurtzman
                                           -------------------------------------
                                           Title: Principal



                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Constance M. Coleman
                                           -------------------------------------
                                           Title: Vice President



                                        BANK OF MONTREAL


                                        By: /s/ Sarah Kim
                                           -------------------------------------
                                           Title: Director



                                        THE BANK OF NEW YORK


                                        By: /s/ John R. Ciulla
                                           -------------------------------------
                                           Title: Vice President

                                        SCOTIABANC INC.


                                        By: /s/ William E. Zarrett
                                           -------------------------------------
                                           Title: Managing Director



                                        ABN AMRO BANK N.V.


                                        By:
                                           -------------------------------------
                                           Title:


                                        By:
                                           -------------------------------------
                                           Title:



                                        FLEET NATIONAL BANK

                                        By:
                                           -------------------------------------
                                           Title:


                                        CIBC INC.


                                        By: /s/ Michele E. Roller
                                           -------------------------------------
                                           Title: Executive Director
                                                  CIBC World Markets Corp.
                                                  as Agent


                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ David L. Sawyer
                                           -------------------------------------
                                           Title: Vice President


                                        By: /s/ Robert Hetu
                                           -------------------------------------
                                           Title: Vice President

                                        DEUTSCHE BANK AG
                                        NEW YORK AND/OR CAYMAN ISLAND
                                        BRANCH


                                        By: /s/ Jon D. Storck
                                           ------------------------------------
                                           Title: Vice President


                                        By: /s/ Alexander Richarz
                                           -------------------------------------
                                           Title: Associate



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ JEREMY HORN
                                           -------------------------------------
                                           Title:



                                        BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.


                                        By: /s/ ROBERT BIRINGER
                                           -------------------------------------
                                           Title:


                                        By: /s/ RICHARD W. VARALIA
                                           -------------------------------------
                                           Title:



                                        FIRST UNION NATIONAL BANK


                                        By: /s/ C. BRAND HOSFORD
                                           -------------------------------------
                                           Title:

                                        IBM CREDIT CORPORATION


                                        By: /s/ Thomas S. Curcio
                                           -------------------------------------
                                           Title: Manager of Credit



                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By: /s/ Michael N. Oakes
                                           -------------------------------------
                                           Title: Senior Vice President,
                                                  Houston Office



                                        BANK OF OKLAHOMA N.A.


                                        By: /s/ Robert D. Mattax
                                           -------------------------------------
                                           Title: Senior Vice President



                                        BANK ONE, N.A.


                                        By: /s/ Ronna Bury-Prince
                                           -------------------------------------
                                           Title: First Vice President



                                        KBC BANK, N.V.


                                        By: /s/ Jean-Pierre Diels
                                           -------------------------------------
                                           Title: First Vice President

                                        By: /s/ Patrick A. Janssens
                                           -------------------------------------
                                           Title: Vice President


                                        THE FUJI BANK, LIMITED


                                        By: /s/ Jacques Azagury
                                           -------------------------------------
                                           Title: Senior Vice President &
                                                  Manager

Acknowledged and agreed:



CNG COMPUTER NETWORKING GROUP, INC.
CRITICAL CONNECTIONS, INC.
DATA COMMUNICATIONS 2000, INC.
INTERNET ENGINEERING & CONSULTANT, INC.
SBCI - PACIFIC NETWORKS, INC.
WCS COMMUNICATIONS SYSTEMS,
     INC.
WCS MICROWAVE SERVICES, INC.
WCS, INC.
WILLIAMS COMMUNICATIONS OF
     VIRGINIA, INC.
WILLIAMS COMMUNICATIONS
     PROCUREMENT, L.L.C.
WILLIAMS COMMUNICATIONS
     PROCUREMENT, L.P.
WILLIAMS COMMUNICATIONS
     SOLUTIONS, LLC
WILLIAMS GLOBAL COMMUNICATIONS
     HOLDINGS, INC.
WILLIAMS INTERNATIONAL
     VENTURES COMPANY
WILLIAMS LEARNING NETWORK,
     INC.
WILLIAMS LOCAL NETWORK, INC.
WILLIAMS WIRELESS, INC.


All By:  /s/ HOWARD S. KALIKA
       ----------------------------------
       Title: Treasurer



THE WILLIAMS COMPANIES, INC.



By: /s/ JAMES IVEY
   --------------------------------------
   Title: Treasurer